Investor Presentation Exhibit 99.3 August 2026

Disclaimer On July 11, 2019 (the “Closing Date”), Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed a business combination (the “Business Combination”) under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation (“REPAY” or the “Company”). The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and our business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the inability to integrate and/or realize the benefits of the KUBRA transaction, including expected synergies; that the KUBRA acquisition could disrupt the Company’s relationships with customers, employees or other business partners; the impact of actions by activist stockholders; exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry, the utilities industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, or general economic slowdown; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about us or the date of such information in the case of information from persons other than us, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed not to be part of normal operating expenses, non-cash and/or non-recurring charges, such as non-cash impairment loss, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, non-cash change in fair value of warrant liabilities; share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar descriptions, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

2 Agenda Introduction to REPAY REPAY Investment Highlights REPAY Financial Overview 1 2 3

1 Introduction to REPAY

REPAY’s proprietary, integrated payment technology provides a comprehensive end-to-end platform offering digital payments, bill design & presentment, and communication services for clients, while enhancing the overall experience for consumers and businesses REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs

AUTO FINANCE PERSONAL FINANCE AR AUTOMATION FINANCIAL INSTITUTIONS HEALTHCARE MORTGAGE ARM AP AUTOMATION Your Industry. Our Expertise. CONSUMER PAYMENTS (INCLUDING KUBRA) BUSINESS PAYMENTS UTILITIES GOVERNMENT INSURANCE OTHER ADJACENT VERTICALS

Who We Are Communication Services Bill Design & Presentment Payment Acceptance Clearing & Settlement Payment Gateway API Integrations Instant Funding Credit/Debit Processing ACH Processing eCash New & Emerging Payments Virtual Terminal Web Portal / Online Bill Payment POS Equipment Mobile App & Digital Wallets Text Pay IVR / Phone Pay Payment capabilities are directly embedded in our client’s core systems Mobile Alerts Proprietary back-end Clearing & Settlement platform, driving payment optimization and operating leverage Automated Messaging Services Utility Mapping & Data Analytics Preparation & distribution of billing, statements, and required regulatory notices KUBRA expanded platform capabilities Omnichannel offering allows consumers to pay anywhere, any time using all Modalities REPAY provides an integrated bill payment and customer communications lifecycle across 18+ attractive verticals

LONG-TERM GROWTH ORGANIC GROWTH M&A CATALYSTS Deepen presence in existing verticals Expand into new verticals/geographies Strategic acquisitions extending broader solution suite Driving Shareholder Value 1) Third-party research and management estimates as of 6/30/2026 Secular trends away from cash and check toward digital payments Transaction growth in key verticals Further penetrate existing clients ~$7.9Tn(1) Creates long runway for growth Deep presence in key verticals creates significant defensibility Highly attractive financial model with strong Free Cash Flow generation = + KUBRA expanded platform capabilities

8

Our Strong Execution and Momentum

	July 2019[1]		Second Quarter 2026[2]
TOTAL ADDRESSABLE MARKET	~$535Bn	›	~$7.9Tn[3]
# OF ISV INTEGRATIONS	53	›	352
SUPPLIER NETWORK	–	›	731,000+

Delivering Superior Results [4]

+9%	+9%	+8%	+13%
REVENUE CAGR	GROSS PROFIT CAGR	ADJ. EBITDA CAGR	FREE CASH FLOW CAGR

1) As of 7/11/2019 (the closing date of the Business Combination
2) As of 6/30/2026
3) Third-party research and management estimates
4) Represents REPAY CAGR from 2021A-2025A prior to KUBRA acquisition. Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See slide 1 under "Non-GAAP Financial Measures. See slide 30 for Adjusted EBITDA reconciliation and slide 31 for Free Cash Flow reconciliation

REPAY
Realtime Electronic Payments

Driving Value for Shareholders Fast growing, large and underpenetrated market opportunity Deep presence in key verticals drives competitive moat Highly strategic and diverse client base Multiple avenues for long term, durable growth Experienced board and management team Highly attractive and profitable financial model Accelerating cash flow generation Strong balance sheet Investment Rationale

2 REPAY Investment Highlights

1 A leading, omnichannel payment technology provider Fast growing and underpenetrated market opportunity Vertically integrated payment technology platform driving frictionless bill payment experience Experienced board with deep payments expertise Multiple avenues for long-term growth Highly strategic and diverse client base 2 3 4 5 6 Key software integrations enabling unique distribution model Business Strengths and Strategies

1 We are Capitalizing on Large, Underserved Market Opportunities REPAY’s existing verticals represent ~$7.9Tn(1) of projected annual total payment volume END MARKET OPPORTUNITIES ($ in Bn) 1) Third-party research and management estimates as of 6/30/2026 $7.9tn TAM(1) Despite growing annual payment volume, REPAY still serves <1% of total payment TAM REPAY’s Total Payment Volume (1) Consumer Payments & KUBRA Business Payments

1 Key end markets have been underserved by payment technology and service providers Credit cards are not permitted in loan repayment which has resulted in overall low card penetration CLIENTS SERVING REPAY’S MARKETS ARE FACING INCREASING DEMAND FROM CUSTOMERS They want electronic and omnichannel payment solutions LOAN REPAYMENT, B2B, AND NON-DISCRENTIONARY REGULATED MARKETS Lagged behind other industry verticals in moving to electronic payments & communication CONSUMER PAYMENTS BUSINESS PAYMENTS B2B payments have traditionally been made via check or ACH (including AP and AR) Highly regulated communication with increasing demand for billing transparency

Card and Debit Payments Underpenetrated in Our Verticals The Nilson Report. Represents debit and credit as a percentage of all U.S. consumer payment systems, including various forms of paper, card, and electronic payment methods Third-party research and management estimates. Personal Loans and Mortgage verticals represent debit card only. Across REPAY’s Verticals(2) Card Payment Penetration Across Industries(1) 1 <

REPAY Has Built a Leading End-to-End Technology Platform Proprietary, integrated payment technology platform reduces complexity for a unified commerce experience Pay Anywhere, Any Way, Any Time Businesses and Consumers Clients 2

REPAY Has Built a Leading End-to-End Technology Platform Value Proposition to REPAY’s Clients In-house preparation & distribution of billing, including eBilling Accelerated payment cycle (ability to lend more / faster) through card processing Faster access to funds to help businesses with working capital 24 / 7 payment acceptance through “always open” omnichannel offering Direct software integrations into loan, dealer, and business management systems reduces operational complexity for client Improved regulatory compliance through fewer ACH returns 2 Clients Pay Anywhere, Any Way, Any Time

Value Proposition to REPAY’s Clients’ End Customers Self-service capabilities through ability to pay anywhere, any way and any time, 24 / 7 Option to make real-time payments through use of card transactions Immediate feedback that payment has been processed Omnichannel payment methods (e.g., Web, Mobile, IVR, Text) Fewer ancillary charges (e.g., NSF fees) for borrowers through automatic recurring online debit card payments 2 Pay Anywhere, Any Way, Any Time Businesses and Consumers REPAY Has Built a Leading End-to-End Technology Platform

Consumer Payments Offering Omnichannel Capabilities across Modalities 2 Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

2

Powerful Business Payments Offering

19

ACCOUNTS RECEIVABLE AUTOMATION

- Deep ERP Integrations
- Multiple Payment Methods
- Tracking and Reconciliation
- Highly Secure



Suppliers
Cash Inflow
TotalPay Solution
Cash Outflow
Buyers

ACCOUNTS PAYABLE AUTOMATION

- Automated Reporting and Reconciliation
- Multiple Payment Options Including Virtual Card and Cross Border
- Vendor Management
- Client Rebates

REPRESENTATIVE CLIENTS

Grady, Country Pure Foods, Resorts World Las Vegas, Castle Group, Baywood Hotels, Shepherd Center, Akron Public Schools, valspar, Allegheny Health Network, Hennessy Automobile Companies, LifeBridge Health, Driven Brands, meineke, Maaco

One-stop-shop B2B payments solutions provider

Key Software Integrations Accelerate Distribution REPAY leverages a vertically tiered sales strategy supplemented by software integrations to drive new client acquisitions Tier 3 (Direct Sales) $5MM+ Monthly Volume Tier 2 (Direct Sales) $1MM – $5MM Monthly Volume Tier 1 (Call Center) <$1MM Monthly Volume Sales Support Team NUMBER OF SOFTWARE INTEGRATION PARTNERS Sales Strategy / Distribution Model 3 32% CAGR(1) Software Integrations CAGR is from 2015A – Q2 2026A

Attractive and Diverse Client Base Across Key Verticals REPAY’s platform provides significant value to our clients offering solutions across a variety of industry verticals Healthcare Other ARM B2B Loan Repayment ~20% of card payment volume(2) 4 Represents combined 2025 REPAY and KUBRA segment revenue percentage of total revenue after any intersegment eliminations Management estimate as of 6/30/2026. Reflects the reclassification of partnerships between Consumer Payments and Business Payments segments One-stop shop B2B payments solutions provider, offering AP automation and AR merchant acquiring solutions Integrations with ~108(2) leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals AP: Media, Healthcare, Home Services & Property Management, Auto, Municipality, and Other AR: Manufacturing, Distribution, and Hospitality BUSINESS PAYMENTS CONSUMER PAYMENTS ~10% Combined ~90% Blue chip ISV partnerships with ~244(2) integrations, including ~54(2) from KUBRA acquisition Market leader in several niche verticals, including the following: Utilities Personal Finance Auto Finance Financial Institutions ARM Government Healthcare Mortgage Insurance Diversified Retail & Other RCS: Best-in-class clearing & settlement solutions for ~30(2) ISOs and owned clients Combined Revenue Mix (1)

22

5 | Demonstrated Ability to Acquire and Successfully Integrate Businesses

Represents a significant opportunity to enhance organic growth in existing verticals and accelerate entry into new markets and services

THEME	ACQUISITIONS	RATIONALE
New Vertical Expansion	Sigma 2016; paidsuite 2017; APS* 2019; ventanex* 2020; cPayPlus* 2020; CPS* 2020; BillingTree* 2021; kontrol* 2021; payix* 2021	• Expansion into the Healthcare, Automotive, Receivables Management, B2B Acquiring, B2B Healthcare, Mortgage Servicing, B2B AP Automation, BNPL verticals
Deepen Presence in Existing Verticals	paymaxx Processing Solutions 2017; BillingTree* 2021; payix* 2021	• Accelerates expansion into Automotive, Credit Union and Receivables Management verticals
Extend Solution Set via New Capabilities	TriSource Solutions LLC* 2019; ventanex* 2020	• Back-end transaction processing capabilities, which enhance M&A strategy • Value-add complex exception processing capabilities
Expansion into Resilient Verticals & Expand Platform Capabilities	KUBRA*	• KUBRA accelerates REPAY's strategic evolution to become a leading End-to-End Bill Payment platform at scale

**Completed since becoming a public company*

Demonstrated ability to source, acquire, and integrate various targets across different verticals

Dedicated integration team managing platform migration for a stronger foundation for growth at scale

REPAY Realtime Electronic Payments

Majority of growth within Consumer Payments is derived from further penetration of existing client base. Majority of growth within Business Payments is derived from acquiring new clients. Multiple Levers to Continue to Drive Growth EXPAND USAGE AND INCREASE ADOPTION (1) ACQUIRE NEW CLIENTS IN EXISTING VERTICALS (2) OPERATIONAL EFFICIENCIES ADDITIONAL VALUE-ADDED SERVICE OPPORTUNITIES REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability EXECUTE ON EXISTING BUSINESS BROADEN ADDRESSABLE MARKET AND SOLUTIONS 5 NEW VERTICAL EXPANSION EXPAND NEW AND EXISTING SOFTWARE PARTNERSHIPS STRATEGIC M&A

Zachary Sadek Senior Partner, Parthenon Capital Experienced Board with Deep Payments Expertise John Morris CEO & Co-Founder Peter Kight Chairman, Founder of CheckFree Former Vice Chairman, Fiserv Paul Garcia Former Chairman and CEO, Global Payments Maryann Goebel Former CIO, Fiserv Board of directors comprised of industry veterans and influential leaders in the financial services and payment industries Emnet Rios COO, Digital Asset 6 Richard Thornburgh Senior Advisor, Corsair

3 REPAY Financial Overview

Financial Highlights Low volume attrition and low risk portfolio Differentiated technology platform & ecosystem Deeply integrated with client base Recurring transaction / volume-based revenue SOFTWARE INTEGRATIONS(1) 352 HISTORICAL REVENUE CAGR(2) 9% HISTORICAL GROSS PROFIT CAGR(2) 9% HISTORICAL ADJUSTED EBITDA CAGR(2)(3) 8% FREE CASH FLOW CONVERSION(3) 38% REPAY’s Unique Model Translates Into A Highly Attractive Financial Profile As of 6/30/2026 CAGR is from 2021A-2025A. Represents REPAY prior to KUBRA acquisition Free Cash Flow Conversion calculated as 2025A Free Cash Flow / 2025A Adjusted EBITDA. Represents REPAY prior to KUBRA acquisition. Adjusted EBITDA and Free Cash Flow are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures” and see slides 30 and 31 for reconciliations

Revenue ($MM)(1) Gross Profit ($MM)(1)(2) Strong Profitable Growth… Resilient volume growth & improving card penetration, resulting in 9% CAGR Gross margin consistency from processing cost savings 9% CAGR 9% CAGR 75% 77% 77% % Margin 77% Represents REPAY prior to KUBRA acquisition Gross profit represents revenue less costs of services 75%

Adjusted EBITDA ($MM)(1) FREE CASH FLOW ($MM)(1) ...Translating into Robust Free Cash Flow Generation Highly scalable platform with attractive margins 43% 43% 45% 32% FCF Conversion(2) 30% 75% % Margin Represents REPAY prior to KUBRA acquisition. These are non-GAAP measures. See slide 1 under “Non-GAAP Financial Measures.” See slides 30 and 31 for reconciliation Free Cash Flow Conversion calculated as Free Cash Flow / Adjusted EBITDA 13% CAGR 8% CAGR 45% 42% 42% 38% Resilient cash generation from on-going opex and capex management

Consumer Payments (1) Business Payments (1) …Across Our Segments 2% y/y reported growth Gross Profit Margin 79% 78% Gross Profit Margin 74% 69% ~0% y/y reported growth 22% y/y growth, excl. political media (1) (-9% reported growth) 21% y/y growth, excl. political media (1) (-15% reported growth) Represents REPAY prior to KUBRA acquisition Business Payments revenue and gross profits excl. political media are non-GAAP financial measures. See slide 1 under “Non-GAAP Financial Measures” and slide 32 for reconciliation

30

Adjusted EBITDA Reconciliation

($MM)	2021A	2022A	2023A	2024A	2025A
Net Loss	**($56.0)**	**$8.7**	**($117.4)**	**($10.3)**	**($271.1)**
Interest Expense, net	3.7	4.2	1.0	1.9	9.9
Depreciation and Amortization(1)	89.7	107.8	103.9	103.7	102.0
Income Tax Benefit	(30.7)	6.2	(2.1)	(0.6)	(5.9)
EBITDA	**$6.6**	**$126.9**	**($14.6)**	**$94.7**	**($165.0)**
Loss on business disposition (2)	–	–	10.0	–	–
(Gain) / Loss on extinguishment of debt(3)	5.9	–	–	(13.1)	(1.4)
Loss on termination of interest rate hedge(4)	9.1	–	–	–	–
Non-cash change in fair value of contingent consideration(5)	5.8	(3.3)	–	–	–
Non-cash impairment loss(6)	2.2	8.1	75.8	–	242.7
Non-cash change in fair value of assets and liabilities(7)	14.1	(66.9)	7.5	14.5	13.5
Share-based compensation expense(8)	22.3	20.5	22.2	25.2	19.0
Transaction expenses(9)	19.3	19.0	8.5	2.3	1.7
Restructuring and other strategic initiative costs(10)	4.6	7.9	11.9	12.5	10.1
Other non-recurring charges(11)	3.3	12.3	5.5	4.7	7.9
Adjusted EBITDA	**$93.2**	**$124.5**	**$126.8**	**$140.8**	**$128.6**

1) Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the loss recognized related to the disposition of Blue Cow.
3) For the years ended December 31, 2025 and 2024, reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal. For the year ended December 31, 2021, Reflects write-offs of debt issuance costs relating to the Term Loans.
4) Reflects realized loss of our interest rate hedging arrangement which terminated in conjunction with the repayment of Term Loans.
5) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
6) For the years ended December 31, 2025 and 2024, reflects non-cash goodwill impairment loss primarily related to the Consumer Payments segment and non-cash impairment loss related to operating lease ROU assets. For the year ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment and non-cash impairment loss related to a trade name write-off of Media Payments. For the year ended December 31, 2022, reflects non-cash impairment loss related to trade names write-offs of BillingTree and Kontrol. For the year ended December 31, 2021, reflects non-cash impairment loss related to trade names write-offs of TriSource, APS, Ventanex, cPayPlus and CPS.
7) For the years ended December 31, 2025 and 2024, reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement. For the year ended December 31, 2023, reflects the changes in management's estimates of (i) the fair value of the liability relating to the Tax Receivable Agreement, and (ii) non-cash insurance reserve. For the year ended December 31, 2022 and 2021, reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
8) Represents compensation expense associated with equity compensation plans.
9) Primarily consists of (i) during the years ended December 31, 2025 and 2024, professional service fees incurred in connection with prior transactions, (ii) during the year ended December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, (iii) during the year ended December 31, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (iv) during the year ended December 31, 2021, professional service fees and other costs incurred in connection with the acquisitions of Ventanex, cPayPlus, CPS, BillingTree, Kontrol and Payix, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
10) Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the years ended December 31, 2025, 2024, 2023, 2022 and 2021. Additionally, for the year ended December 31, 2022, reflects one-time severance payments.
11) For the year ended December 31, 2025, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the year ended December 31, 2024, reflects one-time processing settlements, franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the year ended December 31, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the years ended December 31, 2022 and 2021, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended December 31, 2023, no longer reflects non-cash rent expense.

REPAY
Realtime Electronic Payments

Free Cash Flow Reconciliation Excludes acquisition costs that are capitalized as channel relationships. Represents Free Cash Flow / Adjusted EBITDA. ($MM) 2021A 2022A 2023A 2024A 2025A Net Cash provided by Operating Activities $53.3 $74.2 $103.6 $150.1 $91.1 Capital expenditures           Cash paid for property and equipment (2.9) (3.2) (0.7) (1.0) (0.3) Cash paid for intangible assets (20.6) (33.6) (50.1) (43.9) (41.7) Total capital expenditures(1) (23.5) (36.8) (50.8) (44.9) (42.0) Free Cash Flow $29.8 $37.4 $52.8 $105.2 $49.1 Adjusted EBITDA $93.2 $124.5 $126.8 $140.8 $128.6           Free Cash Flow conversion(2) 32% 30% 42% 75% 38%

2025 Growth Reconciliation FY 2025 $MM Consumer Payments Business Payments Total Company Revenue Growth 2% (9%) (1%) Political Media contribution / (impact) n/a (31%) (4%) Revenue Growth, excl. political media 2% 22% 3% FY 2025 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 0% (15%) (4%) Political Media contribution / (impact) n/a (36%) (5%) Gross Profit Growth, excl. political media 0% 21% 1%

Thank you